Exhibit 99.6
                                 ------------
                Computational Materials and/or ABS Term Sheets

Deal Name:  CWABS 2005-09 Non-Conforming


Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D, E)

                          aggregate pool     group: ______      group: __2____
-----------------------
      gross WAC                                                     7.56%
-----------------------

-----------------------

-----------------------

-----------------------

-----------------------
     wtd avg FICO                                                    597
-----------------------
      FICO < 600                                                   50.71%
-----------------------
     FICO 600-650                                                  37.21%
-----------------------

-----------------------

-----------------------

-----------------------
     wtd avg CLTV                                                  80.35%
-----------------------
      CLTV = 80                                                    12.72%
-----------------------
     CLTV > 80.01                                                  43.41%
-----------------------
    LTV 95.01 -100                                                  2.64%
-----------------------
     Full Doc (%)                                                  65.42%
-----------------------
    Stated Doc (%)                                                 34.58%
-----------------------

-----------------------
      purch (%)                                                    47.21%
-----------------------
     CO refi (%)                                                   47.83%
-----------------------
     Own Occ (%)                                                   97.50%
-----------------------
  Prepay Penalty (%)                                               75.51%
-----------------------
       DTI (%)
-----------------------
      ARM ? (%)                                                    71.18%
-----------------------
       2/28 (%)                                                    29.19%
-----------------------
       3/27 (%)                                                    39.96%
-----------------------
     1st Lien (%)                                                  100.00%
-----------------------
   Avg Loan Balance                                              $198,399.92
-----------------------
      # of Loans                                                    1742
-----------------------
   Loan Bal < $100k                                                10.16%
-----------------------
   Mtg Rates > 12%                                                  0.46%
-----------------------
  Manuf Housing (%)                                                 0.00%
-----------------------

-----------------------
    largest state                                                California
-----------------------
    silent 2nd (%)                                                   30%
-----------------------
     IO loans (%)                                                    26%
-----------------------
        5yr IO                                                       15%
-----------------------
       2 yr IO                                                       39%
-----------------------
       IO: FICO                                                      607
-----------------------
        IO LTV                                                       78%
-----------------------
        IO DTI
-----------------------
     IO full doc                                                     77%
-----------------------
      IO: purch                                                      66%
-----------------------